                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints each of James R. Hatfield and Carla D. Brockman, signing singly, the undersigneds true and lawful attorney-in-fact to:

  (1)  execute for and on behalf of the undersigned, in the undersigneds capacity as a director and/or officer of OGE Energy Corp. (the
Company), Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder:

 (11)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
Form 3, 4 or 5 and timely file such form with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and

(111)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his or her discretion.

     The undersigned hereby grants to each attorney-in-fact named above full power and authority to do and perform any and every act requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully as the undersigned could do it personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the company assuming, any of the undersigneds responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934, as amended.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigneds holdings of, and transactions in, securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of January, 2003.

                              Carla D. Brockman
                              John D. Groendyke, Pursuant to Power of
                              Attorney being filed herewith